UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2026

Collective Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43255	98-1924367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Brickell Avenue

Ste 715 PMB 5110

Miami, Florida 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 489-2062

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CAIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CAII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CAIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2026, the registration statement on Form S-1 (File No. 333-294701) relating to the initial public offering (the “Offering”) of Collective Acquisition Corp. II, a Cayman Islands exempted company (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”). On April 30, 2026, the Company consummated its Offering, which consisted of 22,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-half of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Company has granted the underwriters a 45-day option to purchase up to 3,300,000 additional units at the initial public offering price, less underwriting discounts and commissions, to cover any over-allotments.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement for the Offering, originally filed with the U.S. Securities and Exchange Commission on March 27, 2026, as amended:

●	An Underwriting Agreement, dated April 28, 2026, by and between the Company and Clear Street LLC, as representative of the underwriter (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated April 28, 2026, by and between the Company and Efficiency INC., as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated April 28, 2026, by and among the Company, Collective Acquisition Sponsor II LLC (the “Sponsor”), and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated April 28, 2026, by and between the Company and Efficiency INC., as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated April 28, 2026, by and between the Company, the Sponsor and the Underwriter, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated April 28, 2026 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated April 28, 2026, by and between the Company and each director and executive officer of the Company, a copy of the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated April 28, 2026, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the Offering, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 5,837,500 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $0.80 per Private Placement Warrant, generating gross proceeds to the Company of $4,670,000. The Private Placement Warrants are identical to the Warrants sold in the Offering, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company also issued in a private placement to the Underwriters 165,000 Class A Ordinary Shares upon the consummation of the Offering (the “Representative Shares”). The Representative Shares are identical to the Class A Ordinary Shares included in the Units, except that these securities cannot be sold, transferred, assigned, pledged or hypothecated or the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days from the date of the Offering except as permitted under FINRA Rule 5110(e)(2). The Underwriters have agreed not to transfer, assign or sell any Representative Shares until the completion of the Company’s initial business combination. In addition, the Underwriter has agreed to (i) to waive their redemption rights with respect to the Representative Shares in connection with the completion of the initial Business Combination (ii) to waive their redemption rights with respect to the Representative Shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 18 months from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity and (iii) to waive its rights to liquidating distributions from the Trust Account with respect to the Representative Shares if the Company fails to complete the initial Business Combination within 18 months from the closing of the Offering. The issuance of the Representative Shares was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2026, in connection with the Offering, Daniel Hoffman, Matthew Burns, James Shekerdemian and Francis Beaudette (the “New Directors”) were appointed to the board of directors of the Company (the “Board”) and Samuel Sayegh was appointed as Chairman of the Company’s Board. Effective April 28, 2026, each of Mr. Burns, Mr. Beaudette and Mr. Shekerdemian was appointed to the audit committee of the Board (the “Audit Committee”) with Mr. Shekerdemian serving as chair of the Audit Committee. Mr. Shekerdemian also qualifies as an “audit committee financial expert,” as defined in applicable rules of the U.S. Securities and Exchange Commission. Each of Mr. Burns, Mr. Beaudette and Mr. Shekerdemian was appointed to the compensation committee of the Board (the “Compensation Committee”), with Mr. Shekerdemian serving as chair of the Compensation Committee.

On April 28, 2026, the Company entered into indemnity agreements with each of Mr. Hoffman, the Company’s Chief Executive Officer, Mr. Sayegh, the Company’s Chief Financial Officer, Mr. Burns, Mr. Shekerdemian and Mr. Beaudette, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. On April 28, 2026, each of the officers and the members of the Board entered into a letter agreement with the Sponsor and the Company, which governs certain obligations of the officers and members of the Board in respect of the Company. The foregoing summaries of the indemnity agreements and the letter agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.5, and the letter agreement, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2026, in connection with the Offering, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which became effective on April 28, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

The information included in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

A total of $221,100,000, comprised of the proceeds from the Offering and the sale of the Private Placement Warrants (which amount includes $6,600,000 of the Underwriter’s deferred underwriting commissions), was placed in a U.S.-based trust account maintained by Efficiency INC., acting as trustee. Except with respect to the permitted withdrawals as further described in the prospectus contained in the Registration Statement and the interest earned on the funds in the trust account that may be released to the Company to pay its income taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the Offering (as such date may be extended by shareholder approval to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate our initial business combination, or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 18 months from the closing of the Offering or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On April 28, 2026, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 30, 2026, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 28, 2026, by and between the Company and Clear Street LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated April 28, 2026, by and between the Company and Efficiency INC., as warrant agent.

10.1	Letter Agreement, dated April 28, 2026, by and among the Company, Collective Acquisition Sponsor II LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated April 28, 2026, by and between the Company and Efficiency INC., as trustee.

10.3	Registration Rights Agreement, dated April 28, 2026, by and between the Company, Collective Acquisition Sponsor II LLC, and Clear Street LLC.

10.4	Private Placement Warrants Purchase Agreement, dated April 28, 2026, by and between the Company and Collective Acquisition Sponsor II LLC.

10.5	Form of Indemnity Agreement.

10.6	Administrative Services Agreement, dated April 28, 2026, by and between the Company and Collective Acquisition Sponsor II LLC.

99.1	Press Release, dated April 28, 2026.

99.2	Press Release, dated April 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE ACQUISITION CORP. II

	By:	/s/ Daniel Hoffman
	Name:	Daniel Hoffman
	Title:	Chief Executive Officer
Dated: May 1, 2026